RiverSource®
Innovations Classic Select
Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center)
Updating Summary Prospectus
September 22, 2025
The Prospectus for the RiverSource Innovations Classic Select Variable Annuity (the Contract), an individual flexible premium deferred combination fixed/variable annuity contract, issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”) is available and contains more information about the Contract, including its features, benefits and risks. You can find the current prospectus and other information about the Contract online at riversource.com/annuities. You can also obtain this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus 1

2 RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus

Key Terms
These terms can help you understand details about your contract.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed Account: Part of our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.
Purchase payment credits: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.
Retirement date: The date when annuity payouts are scheduled to begin.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.

RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus 3

Updated Information You Should Consider About the Contract
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2024. This may not reflect all of the changes that have occurred since you entered into your Contract.
UNDERLYING FUNDS
•
Effective 7/15/2024, Franklin Advisers, Inc. (“Franklin Advisers”) is added to the list of sub-advisors pursuant to a new sub-advisory agreement between Franklin Advisers and Putnam Management, LLC.
•
Effective 7/15/2024, Franklin Advisers, Inc. replaced Putnam Investment Management, LLC as the investment advisor of each fund.
•
Effective 12/6/2024, Morgan Stanley VIF Global Real Estate Portfolio and Morgan Stanley VIF U.S. Real Estate Portfolio have been liquidated.

4 RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
In addition to the withdrawal charge, we may reverse a purchase payment credit upon certain withdrawals within 12 months of when the purchase payment credit was applied.
You may select either a seven-year or five-year withdrawal charge schedule at the time of application. If you select a seven-year withdrawal charge schedule and you withdraw money during the first 7 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the Purchase Payment withdrawn. If you select a five-year withdrawal charge schedule and you withdraw money during the first
5 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the purchase payment withdrawn.
For example, if you select a seven-year or five-year withdrawal charge schedule and make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a negative MVA, taxes, or tax penalties.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than 30 days before the end of its guarantee period.
You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA.
For example, if you allocate $100,000 to a GPA with a 3-year guarantee period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
The following transactions when applied to a GPA, which we refer to as
"early withdrawals," are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease
it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than withdrawal charges and negative MVAs, we do not assess any transaction charges.

RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus 5

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract Data page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by withdrawal charge schedule, death benefit option, size of Contract value and tax qualification)	1.06%	1.91%
	Fund options (Funds fees and expenses)(2)	0.38%	2.44%
	Optional benefits available for an additional charge(3)	0.15%	0.75%
(1) As a percentage of average daily contract value in the variable account. Includes the
Mortality and Expense Fee, Variable Account Administrative Charge, and Contract
Administrative Charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or adjusted Contract Value (varies by optional benefit).
The Minimum is a percentage of Contract Value. The Maximum is a percentage of adjusted
Contract Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,691	Highest Annual Cost: $4,733
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No additional purchase payments,
transfers or withdrawals
•No sales charge
•No purchase payment credits

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals
•No purchase payment credits

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

6 RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus

	RISKS	Location in Statutory Prospectus
Is This a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract has withdrawal charges that may apply for the first seven or five years after each purchase payment. The withdrawal charges may reduce the value of your Contract if you withdraw money during the withdrawal charge period. Withdrawals may also reduce or terminate contract guarantees.
•Withdrawals may also be subject to taxes and tax penalties.
•Withdrawals from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or withdraw the value from the current GPA (all subject to applicable withdrawal, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the Contract is generally more beneficial to investors with a long-term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Withdrawal Charge Charges and Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option, (including the one-year fixed account and the
Guarantee Period Accounts (GPAs) investment options) has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs) The One-Year Fixed Account
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the one-year fixed account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about
RiverSource Life, including our financial strength ratings, is available by contacting us at 1-800-862-7919.
Principal Risks of Investing in the Contract The General Account

RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus 7

	RESTRICTIONS	Location in Statutory Prospectus
Are There Restrictions on the Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the retirement date and once per contract year after the retirement date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs and the one-year fixed account are subject to certain restrictions.
•Purchase payment credits under the Contract may be recaptured under certain circumstances.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract – Transferring Among Accounts Substitution of Investments
Are There Any Restrictions on Contract Benefits?
Yes.
•Under Guaranteed Minimum Income Benefit (GMIB) rider and
Performance Credit rider (PCR), we may limit allocations to the subaccounts investing in the Money Market funds. In addition, PCR optional benefit may limit amounts allocated to the GPAs and the one-year fixed account.
Optional Benefits – Optional Living Benefits – GMIB – Investment Selection Optional Benefits – Optional Living Benefits – PCR – Investment Selection
TAXES
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your Contract are taxed generally at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract – Contract Exchanges

8 RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com. Depending on the optional benefits you choose, and contract application sign date, you may not be able to invest in certain funds. See table below, “Funds Available Under the Optional Benefits Offered Under the Contract”.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AB VPS Balanced Hedged Allocation Portfolio (Class B) AllianceBernstein L.P.	0.95%[1]	8.58%	4.14%	5.18%
Seeks long-term growth of capital.	AB VPS International Value Portfolio (Class B) AllianceBernstein L.P.	1.17%	4.81%	3.29%	3.00%
Seeks long-term growth of capital.	AB VPS Relative Value Portfolio (Class B) AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Seeks long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein L.P.	1.16%[1]	5.96%	8.77%	9.45%
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index.	BNY Mellon Investment Portfolios, MidCap Stock Portfolio - Service Shares BNY Mellon Investment Adviser, Inc.	1.05%[1]	12.33%	9.00%	7.22%
Seeks capital appreciation.	BNY Mellon Investment Portfolios, Technology Growth Portfolio - Service Shares BNY Mellon Investment Adviser, Inc., adviser; Newton Investment Management North America, LLC, sub-investment adviser.	1.15%	25.39%	15.29%	14.79%
Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund, Appreciation Portfolio - Service Shares BNY Mellon Investment Adviser, Inc., adviser; Fayez Sarofim & Co., sub-investment adviser.	1.10%	12.48%	11.66%	11.28%

RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus 9

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments.	ClearBridge Variable Small Cap Growth Portfolio - Class I Franklin Templeton Fund Adviser, LLC, investment adviser; ClearBridge Investments, LLC, subadviser	0.80%	4.50%	5.39%	7.93%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	25.89%	8.28%	13.92%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.86%[1]	15.28%	6.12%	8.75%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 3) Columbia Management Investment Advisers, LLC	1.22%[1]	5.50%	(8.23%)	(0.89%)
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.49%[1]	4.84%	3.53%	2.16%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	6.95%	2.29%	3.64%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	5.90%	1.97%	3.21%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.65%	1.85%	(3.60%)	0.08%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.85%	31.19%	8.74%	17.33%

10 RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%	24.54%	8.52%	14.07%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.92%	3.35%	0.55%	4.00%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.82%	12.75%	5.17%	9.43%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.95%[1]	23.52%	2.20%	10.94%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.95%[1]	12.41%	3.85%	9.71%
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Small Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC	1.13%[1]	8.67%	6.37%	10.98%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.59%	1.44%	(2.81%)	(0.95%)
The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Credit Suisse Trust - Commodity Return Strategy Portfolio, Class 1 Credit Suisse Asset Management, LLC	1.05%[1]	4.83%	6.85%	1.12%
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.75%[1]	(1.06%)	(5.36%)	(0.68%)
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Blue Chip Growth Fund (Class 1) (on or about June 1, 2025 to be known as CTIVP® - Principal Large Cap Growth Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.69%	21.42%	6.85%	13.79%

RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus 11

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.95%	9.77%	5.39%	10.72%
Seeks high level of current income.	Eaton Vance VT Floating-Rate Income Fund - Initial Class Eaton Vance Management	1.19%	7.68%	4.24%	3.92%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	33.45%	16.74%	13.33%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	30.07%	18.63%	16.34%
Seeks as high level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.63%	1.50%	0.20%	1.68%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.82%	17.18%	11.06%	8.94%

12 RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.98%	4.81%	5.50%	6.06%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 2 Franklin Advisers, Inc.	0.72%[1]	7.20%	5.29%	5.27%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.	Franklin Rising Dividends VIP Fund - Class 2 Franklin Advisers, Inc.	0.88%[1]	10.79%	10.30%	10.44%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund - Class 2 Franklin Advisers, Inc.	1.08%[1]	11.04%	9.75%	9.32%

RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus 13

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.82%[1]	12.40%	9.85%	7.98%
Seeks long-term growth of capital and dividend income.	Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.56%[1]	28.32%	14.15%	12.05%
Non-diversified fund that seeks capital growth.	Invesco V.I. American Franchise Fund, Series II Shares Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Seeks long-term capital appreciation.	Invesco V.I. American Value Fund, Series II Shares Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund, Series II Shares Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Seeks capital appreciation.	Invesco V.I. Discovery Large Cap Fund, Series II Shares {previously Invesco V.I. Capital Appreciation Fund, Series II Shares} Invesco Advisers, Inc.	1.05%[1]	33.82%	15.76%	12.97%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Seeks long-term growth of capital.	Invesco V.I. EQV International Equity Fund, Series II Shares Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series II Shares Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Seeks total return	Invesco V.I. Global Strategic Income Fund, Series II Shares Invesco Advisers, Inc.	1.18%[1]	3.02%	(0.43%)	1.28%
Seeks long-term growth of capital.	Invesco V.I. Health Care Fund, Series II Shares Invesco Advisers, Inc.	1.24%	3.87%	3.38%	5.13%
Seeks long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.19%	16.79%	8.83%	7.68%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
Non-diversified fund that pursues its investment objective by investing primarily in common stocks selected for their growth potential.	Janus Henderson Research Portfolio: Service Shares Janus Henderson Investors US LLC	0.92%	34.96%	16.49%	14.25%

14 RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.	LVIP American Century Inflation Protection Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.72%[1]	1.54%	1.22%	1.73%
Seeks capital growth.	LVIP American Century International Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	1.10%[1]	2.46%	3.39%	4.77%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	1.01%[1]	8.52%	7.13%	7.87%
Seeks capital growth.	LVIP American Century Ultra® Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.90%[1]	28.62%	18.01%	16.29%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.86%[1]	9.29%	8.41%	8.01%
Seeks capital appreciation.	MFS® Massachusetts Investors Growth Stock Portfolio - Service Class Massachusetts Financial Services Company	0.97%[1]	15.98%	12.16%	12.91%
Seeks capital appreciation.	MFS® New Discovery Series - Service Class Massachusetts Financial Services Company	1.12%[1]	6.44%	4.71%	8.92%
Seeks total return.	MFS® Total Return Series - Service Class Massachusetts Financial Services Company	0.86%[1]	7.46%	5.89%	6.20%
Seeks total return.	MFS® Utilities Series - Service Class Massachusetts Financial Services Company	1.04%[1]	11.34%	5.61%	6.02%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio, Class II Shares Morgan Stanley Investment Management Inc.	1.05%[1]	41.73%	11.11%	12.02%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio, Advisor Class[2] Pacific Investment Management Company LLC (PIMCO)	2.37%[1]	3.57%	4.31%	4.25%

RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus 15

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Putnam VT Global Health Care Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers-Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.98%	1.43%	7.94%	7.65%
Seeks capital appreciation.	Putnam VT International Equity Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.08%	2.97%	4.88%	4.73%
Seeks capital appreciation.	Putnam VT Small Cap Value Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers-Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	1.02%	6.20%	10.71%	8.10%
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.88%	23.02%	13.72%	13.50%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 2 Franklin Advisers, Inc.	0.75%[1]	(11.37%)	(4.85%)	(2.03%)
Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund - Class 2 Templeton Global Advisers Limited, investment adviser; Templeton Asset Management Ltd, subadviser	1.12%[1]	5.40%	4.60%	4.08%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.04%	13.20%	2.78%	7.64%

16 RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.04%	13.21%	2.77%	7.64%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.87%[1]	4.42%	(1.47%)	1.46%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.87%[1]	4.49%	(1.45%)	1.46%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.95%	4.31%	(1.86%)	0.96%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	6.80%	(0.87%)	2.32%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	1.01%	11.98%	1.11%	5.18%
Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	9.41%	0.18%	3.82%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.97%	8.72%	0.80%	4.73%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.97%	8.71%	0.80%	4.72%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.01%	11.00%	1.68%	6.13%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.01%	10.98%	1.68%	6.13%

RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus 17

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.94%	6.41%	(0.45%)	2.98%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.94%	6.40%	(0.46%)	2.97%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.81%	23.26%	8.22%	13.88%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.97%[1]	7.83%	1.41%	6.11%
Seeks long-term capital appreciation.	Wanger Acorn (on or about June 1, 2025 to be known as Columbia Variable Portfolio - Acorn Fund) Columbia Wanger Asset Management, LLC	0.91%[1]	14.18%	(2.57%)	4.58%
Seeks long-term capital appreciation.	Wanger International (on or about June 1, 2025 to be known as Columbia Variable Portfolio - Acorn International Fund) Columbia Wanger Asset Management, LLC	1.08%[1]	(8.25%)	(10.79%)	(0.72%)
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
Funds Available Under the Optional Benefits Offered Under the Contract
For contracts issued with the optional living benefit riders, you are required to invest in the Portfolio Navigator or Portfolio Stabilizer funds listed below (See “Portfolio Navigator Program (PN Program) and Portfolio Stabilizer Funds”):
Portfolio Navigator Funds:
1.Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
2.Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)
3.Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)
4.Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)
5.Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)
Portfolio Stabilizer Funds:
1.
Variable Portfolio – Managed Risk Fund (Class 2)
2.
Variable Portfolio – Managed Risk U.S. Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)

18 RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus

5.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7.
Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
8.
Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
9.
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
The following is a list of investment options that earn fixed interest for a specified term currently available under the Contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See table above “Funds Available Under the Optional Benefits Offered Under the Contract."  See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” and “The One-Year Fixed Account” in the prospectus for more information about the fixed interest investment options.
Note: A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments – Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate
1 Year Guarantee Period Account	1 Year	0%
2 Year Guarantee Period Account	2 Years	0%
3 Year Guarantee Period Account	3 Years	0%
4 Year Guarantee Period Account	4 Years	0%
5 Year Guarantee Period Account	5 Years	0%
6 Year Guarantee Period Account	6 Years	0%
7 Year Guarantee Period Account	7 Years	0%
8 Year Guarantee Period Account	8 Years	0%
9 Year Guarantee Period Account	9 Years	0%
10 Year Guarantee Period Account	10 Years	0%

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we will not apply a contract adjustment.
Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
One-Year Fixed Account	1 Year	2004	1.50% or 2.00% or 2.00%/3.00† or 3.00%
		2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00
DCA Fixed Account	6 Months	2004	1.50% or 2.00% or 2.00%/3.00† or 3.00%
		2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00

RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus 19

Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
DCA Fixed Account	1 Year	2004	1.50% or 2.00% or 2.00%/3.00† or 3.00%
		2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00
*
Minimum guaranteed interest rates vary by Issue State and Issue Date. See your Contract Data Page for your applicable minimum guaranteed interest rate.
†
2.00% for 10 years and 3.00% thereafter

20 RiverSource Innovations Classic Select Variable Annuity — Summary Prospectus

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The prospectus and Statement of Additional Information (SAI) include additional information about the Contract. The prospectus and SAI, dated the same date as this summary prospectus, are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy of the prospectus, SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
USP9038_12_D02_(09/25)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044136; C000267022
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